Exhibit 99.1

Palladyne AI Establishes Vertically Integrated U.S. Defense Technology Pioneer Through Transformative Acquisitions Delivering Advanced Avionics, Precision Component Manufacturing and Embodied AI

Establishes Palladyne Defense, redefining the Mid-Tier Prime with existing revenue from leading defense contractors and emerging defense technology companies

Unites patented embodied AI, rapid design of autonomous systems and airframes and U.S. production of precision electronic and mechanical components into a vertically integrated defense platform that advances reshoring of critical capabilities

Expands portfolio with proprietary, flight-tested attritable autonomous weapons systems that deliver low cost-per-effect and scalable production capacity, addressing gaps in current defense portfolios without competing with existing customers

Transactions expected to more than triple Palladyne AI’s 2024 revenue of $7.8 million in 2026

Palladyne Commercial continues expanding Palladyne™ IQ and Pilot across industrial and commercial applications

SALT LAKE CITY—November 17, 2025 —Palladyne AI Corp. (NASDAQ: PDYN and PDYNW) (“Palladyne” or “the Company”), a developer of artificial intelligence software for autonomous platforms in the defense and commercial sectors, today announced the acquisitions of GuideTech LLC. (“GuideTech”), and two Crucis companies: Warnke Precision Machining and MKR Fabricators (the “Crucis Companies”). The acquisitions, combined with the defense variant of Palladyne™Pilot embodied AI for drones, now branded as SwarmOS™, create Palladyne Defense, a new operating division of Palladyne AI that unites patented embodied AI, UAV and loitering munitions components and systems, advanced engineering and U.S.-based manufacturing. Palladyne Defense will immediately deliver revenue-generating programs and scalable U.S. production capacity while advancing the Department of War’s modernization priorities, including intelligent autonomy, rapid iteration, low cost per effect and the reshoring of critical defense production.

Ben Wolff, President and CEO of Palladyne AI, commented:

“This marks a defining inflection point for Palladyne AI. Through the creation of Palladyne Defense, we are transforming from an AI software innovator into a vertically integrated defense technology company. We are combining breakthrough autonomy with American manufacturing strength to create a defense enterprise that is fast and scalable by design. Our ethical embodied AI operates at the edge, enabling machines to perceive, decide and act independently while maintaining alignment with mission objectives and human intent. By uniting our patented AI with proven design, engineering and manufacturing capabilities, we are advancing the Department of War’s modernization priorities through intelligent, resilient, low cost-per-effect, reshored defense systems that strengthen readiness and preserve U.S. technological sovereignty, ensuring America’s ability to build and sustain its own next-generation defense systems.”

“We can now execute across the defense value chain, from advanced AI software through design, engineering and precision manufacturing and sales of electronics, components and subsystems. Our acquired operations already generate meaningful revenue from major primes and emerging defense technology companies, providing a foundation for growth as we bring next-generation, flight-tested attritable systems to market.”

For 2026, the acquisitions are expected to more than triple Palladyne’s 2024 revenue of $7.8 million, with near-term contributions from GuideTech’s engineering services and avionics sales, and the Crucis Companies’ manufacturing. The acquired businesses are expected to be adjusted EBITDA positive in 2026. However, Palladyne intends to invest approximately $5 million over the next 12-18 months to bring GuideTech’s proprietary loitering munitions systems to TRL (Technology Readiness Level) 9 (proven operational). The combined companies also bring a growing 18-month backlog of more than $10 million.

Redefining the Mid-Tier Prime and Technology Integration

Palladyne Defense redefines what it means to be a modern mid-tier prime contractor. The division merges embodied AI, advanced avionics, complete, low-cost, attritable weapons systems and domestic manufacturing into a single, vertically integrated enterprise designed for speed, adaptability and scalability.

Traditional primes are large and process-driven, while smaller innovators often lack production depth and staying power. Palladyne Defense bridges that gap. Its integrated structure allows rapid design-to-deployment capability within a reshored industrial base—creating a new model for American defense manufacturing that delivers faster and at lower cost per effect than many legacy systems.

This approach positions Palladyne as an agile, mission-aligned partner to both the Department of War and leading defense contractors, capable of developing proprietary systems or engineering tailored solutions that enhance U.S. and allied readiness.

Wolff continued:

“Palladyne Defense brings together embodied AI, advanced avionics and American manufacturing to deliver smarter, faster and more affordable solutions. Our vertically integrated model allows us to meet emerging defense and public safety needs while reshoring capability and accelerating innovation. This is how America maintains its technological advantage by building it here, with intelligence at the edge and purpose at the core.”

Division and Product Architecture

Palladyne Defense unites three core elements that together form a closed-loop innovation and production system:

•
Embodied AI and Autonomy: Patented software and intelligent control systems that enable edge decision-making, swarm coordination and adaptive mission execution.
•
GuideTech’s Systems, Avionics, and Rapid Design-for-Manufacture Services: Proven design capabilities and advanced avionics, flight systems and attritable weapons platforms developed through accelerated prototyping and iterative engineering that compress design cycles from years to months.
•
The Crucis Companies’ U.S. Manufacturing and Production: Precision machining, heavy fabrication and assembly of electronic and mechanical components supporting major defense programs and Palladyne’s future proprietary systems.

Technology Integration and Reshoring Impact

The creation of Palladyne Defense supports one of the Department of War’s most critical modernization priorities -- the reshoring of essential defense technology and production capacity.

GuideTech brings advanced avionics, flight software and system engineering, enabling Palladyne to reduce design-to-prototype timelines from years to months. The Crucis Companies contribute full-spectrum domestic manufacturing capabilities, including precision machining, fabrication and assembly for air, land and sea systems as well as direct access to its existing defense prime customers such as Lockheed Martin, and the Boeing and Kratos teaming project.

Together, these capabilities will enable Palladyne Defense to design, develop and produce components and complete systems entirely within the United States in the near future, strengthening supply chain security and ensuring sustained access to mission-critical components.

By aligning engineering, autonomy, and production within a single domestic enterprise, Palladyne Defense delivers systems optimized for cost per effect, achieving mission success with precision and adaptability at a fraction of the traditional cost structure.

James Cook, Co-Founder and President of GuideTech, commented:

“Joining Palladyne AI allows us to accelerate commercialization and strengthen our competitive position. By combining autonomy, avionics and manufacturing at scale, we can deliver faster, smarter and more affordable solutions to our customers.”

Non-Competitive Collaboration Model

Palladyne Defense does not intend to compete with existing or potential customers. The division will not only focus on supplying avionics, components and software together with best-in-class design and engineering services, but it will also opportunistically address capability gaps that are not currently served by traditional primes or suppliers with its own proprietary products, while also fulfilling bespoke development requests from the Department of War, individual military branches and allied partners.

This approach positions Palladyne as a collaborator and force multiplier within the broader defense ecosystem. The Company’s embodied AI and manufacturing integration will enhance, not disrupt,

existing supply chains while providing partners with faster paths from design to deployment and measurable cost-per-effect improvements across programs.

Operational Strength and Market Expansion

GuideTech contributes its BRAIN avionics product, the FLEX flight software suite, project Banshee loitering munition system, and project SwarmStrike cruise-class autonomous munition, along with existing programs that support both traditional primes and new entrants. The Crucis Companies contribute precision machining, heavy fabrication and assembly capacity, supporting major programs including the F-16, F-35, Tomahawk, Harpoon and Bradley Fighting Vehicle.

Together these operations provide Palladyne Defense with engineering depth and domestic production capacity to deliver mission-ready autonomous systems that align with Department of War modernization goals. Each program is designed to optimize cost per effect and deliver maximum operational value while strengthening the U.S. defense industrial base.

Kevan Johnston, President of Palladyne Manufacturing and former Chairman of The Crucis Companies, commented:

“By joining forces with Palladyne AI and GuideTech, we gain the scale and technology needed to expand our reach and better serve America’s defense industry. We currently work with primes such as Lockheed Martin, Kratos, Renk, Stark and more. This partnership will further strengthen our capacity to deliver high-quality U.S.-made components that keep America’s defense industrial base strong and competitive.”

Palladyne Commercial

Palladyne Commercial continues to pursue opportunities in industrial and commercial verticals with Palladyne™ IQ and Palladyne Pilot. These technologies are commercialized, with next-generation versions in the final stages of refinement. The Company is actively engaged with many potential customers in the aviation, manufacturing and logistics sectors.

Palladyne Commercial leverages the same core underlying AI technologies as Palladyne Defense, but with a distinct focus on the needs of the private sector. It applies the Company’s embodied-AI expertise to industrial and commercial markets where precision, adaptability and efficiency improve productivity and safety. Together, the divisions show how Palladyne technology scales across sectors to create value from factory floors to national defense.

Transaction Overview

Purchase Price Breakdown
Stock	$20 million
Cash	$5 million
Debt Assumed	$6 million
Total Purchase Price	$31 million

Maximum Earnout Potential	Up to $25 million
Earnout Period	5 years

The combined purchase price for the acquisitions is approximately $31 million, consisting of $20 million in stock and $5 million in upfront cash, along with the assumption of approximately $6 million in equipment finance and real estate debt.

GuideTech’s owners will begin earning contingent consideration of up to $25 million (paid in stock or cash at Palladyne AI’s discretion) over five years only after cumulative revenue from GuideTech’s products and services exceeds $71 million. The earnout is calculated as a percentage of eligible sales, including sales generated from technologies that were in development prior to its acquisition, such as BRAIN, Banshee, SwarmStrike and other legacy products. Once cumulative revenues from eligible products and services surpasses $71 million, the sellers will be entitled to a share of the eligible revenue during the earnout period.

Conference Call and Webcast Information

Palladyne AI’s management will host a conference call and webcast to discuss this morning’s announcements today, November 17, 2025, at 4:30 p.m. ET.

Live Call-in Info:

Date/Time: Monday, November 17, 2025 at 4:30 p.m. ET

Toll Free: 1-877-407-0789

International: 1-201-689-8562

Participant Access Code: 13757186

Call me™: https://callme.viavid.com/viavid/?callme=true&passcode=13757186&h=true&info=company&r=true&B=6

Participants can use the Guest dial-in #s above and be answered by an operator OR click the Call me™ link for instant telephone access to the event. Call me™ link will be made active 15 minutes prior to the scheduled start time.

Webcast URL: https://viavid.webcasts.com/starthere.jsp?ei=1743010&tp_key=c3bd19c4c5

Replay Info:

Toll Free: 1-844-512-2921

International: 1-412-317-6671

Replay Passcode: 13757186

About GuideTech

GuideTech designs and builds advanced flight software, avionics and control systems for unmanned aerial, space and missile platforms. Its BRAIN series of guidance and navigation avionics, along with its FLEX modular software platform, are deployed across multiple defense programs. GuideTech is also developing project Banshee, a low-cost, high-performance loitering munition designed to enhance mission adaptability and precision, and project SwarmStrike, a cruise-class autonomous munition with hundreds of miles of range at an attritable cost.

GuideTech operates from Tucson, Kansas City and Huntsville, employing 32 staff members.

About The Crucis Companies

With deep expertise in U.S. manufacturing and defense supply chain operations, the Crucis Companies provide advanced precision machining, heavy fabrication and assembly for the aerospace and defense sectors. The Crucis Companies supports programs, including the F-16, F-35, Tomahawk, JDAM, P-JDAM, M1A1 Abrams, Harpoon and Bradley Fighting Vehicle.

About Palladyne AI Corp.

Palladyne AI Corp. (NASDAQ: PDYN) has developed an advanced artificial intelligence (AI) and machine learning (ML) software platform poised to revolutionize the capabilities of robots, enabling them to observe, learn, reason, and act in a manner akin to human intelligence. Our AI and ML software platform empowers robots to perceive variations or changes in the real-world environment, enabling them to autonomously maneuver and manipulate objects accurately in response.

The Palladyne AI software solution operates on the edge and dramatically reduces the significant effort required to program and deploy robots, enabling industrial robots and collaborative robots (cobots) to quickly achieve autonomous capabilities even in dynamic and or complex environments. It is designed to enable robotic systems to perceive their environment and quickly adapt to changing circumstances by generalizing (i.e., learning) from their past experience using dynamic real-time operations “on the edge” (i.e., on the robotic system) without extensive programming and with minimal robot training. Palladyne AI believes its software has wide application, including in industries such as automotive, aviation, construction, defense, general manufacturing, infrastructure inspection, logistics and warehousing. Its applicability extends beyond traditional robotics to include Unmanned Aerial Vehicles (UAVs), Unmanned Ground Vehicles (UGVs), and Remotely Operated Vehicles (ROVs). Palladyne AI’s approach is expected to elevate the return on investment associated with a diverse range of machines that are fixed, fly, float, or roll.

By enabling autonomy, reducing programming complexity, and enhancing efficiency, we are paving the way for a future where machines can excel in tasks that were once considered beyond their reach.

For more information on Palladyne AI, please visit www.palladyneai.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the capabilities or future capabilities of the Company’s AI/ML foundational technology and related software products; the benefits of the software and the industries that could benefit from it; the applicability of the software to different kinds of machines (such as UAVs, UGVs and ROVs); the benefits and capabilities to be achieved from the announced acquisitions; the impact of those capabilities on the American defense sector and capabilities and the ability to meet the priorities of the Department of War; future revenues, EBITDA and financial performance; the ability to combine the capabilities of the acquired companies with those of the Company successfully and achieve the expected benefits; potential competition; areas of future market focus; and future product development. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Palladyne AI’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Palladyne AI is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Palladyne AI has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Palladyne AI and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Palladyne AI with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Palladyne AI Investor Contact:

Brian Siegel, IRC, MBA

Senior Managing Director

Hayden IR

(346) 396-8696

brian@haydenir.com

Palladyne AI Press Contact:

PR@palladyneai.com